                                                                    EXHIBIT 20.7

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - B

                         MONTHLY SERVICER'S CERTIFICATE


         Accounting Date:                                     October 31, 1999
                                                       ------------------------
         Determination Date:                                  November 5, 1999
                                                       ------------------------
         Distribution Date:                                  November 15, 1999
                                                       ------------------------
         Monthly Period Ending:                               October 31, 1999
                                                       ------------------------


         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1998, among Arcadia Automobile Receivables Trust, 1998-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

         Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


   I.    Collection Account Summary

         Available Funds:
                 Payments Received                                                            $13,748,577.97
                 Liquidation Proceeds (excluding Purchase Amounts)                             $1,210,758.65
                 Current Monthly Advances                                                         327,913.11
                 Amount of withdrawal, if any, from the Spread Account                                 $0.00
                 Monthly Advance Recoveries                                                      (234,053.85)
                 Purchase Amounts-Warranty and Administrative Receivables                              $0.00
                 Purchase Amounts - Liquidated Receivables                                             $0.00
                 Income from investment of funds in Trust Accounts                                $59,223.57
                                                                                            -----------------
         Total Available Funds                                                                                      $15,112,419.45
                                                                                                                  =================

         Amounts Payable on Distribution Date:
                 Reimbursement of Monthly Advances                                                     $0.00
                 Backup Servicer Fee                                                                   $0.00
                 Basic Servicing Fee                                                             $380,116.25
                 Trustee and other fees                                                                $0.00
                 Class A-1 Interest Distributable Amount                                               $0.00
                 Class A-2 Interest Distributable Amount                                         $311,120.15
                 Class A-3 Interest Distributable Amount                                         $701,604.17
                 Class A-4 Interest Distributable Amount                                         $530,000.00
                 Class A-5 Interest Distributable Amount                                         $277,750.00
                 Noteholders' Principal Distributable Amount                                  $11,360,496.78
                 Amounts owing and not paid to Security Insurer under
                      Insurance Agreement                                                              $0.00
                 Supplemental Servicing Fees (not otherwise paid to Servicer)                          $0.00
                 Spread Account Deposit                                                        $1,551,332.10
                                                                                            -----------------
         Total Amounts Payable on Distribution Date                                                                 $15,112,419.45
                                                                                                                  =================


                                 Page 1 (1998-B)

   II.   Available Funds

         Collected Funds (see V)
                      Payments Received                                                       $13,748,577.97
                      Liquidation Proceeds (excluding Purchase Amounts)                        $1,210,758.65        $14,959,336.62
                                                                                            -----------------

         Purchase Amounts                                                                                                    $0.00

         Monthly Advances

                      Monthly Advances - current Monthly Period (net)                             $93,859.26
                      Monthly Advances - Outstanding Monthly Advances
                         not otherwise reimbursed to the Servicer                                      $0.00            $93,859.26
                                                                                            -----------------

         Income from investment of funds in Trust Accounts                                                              $59,223.57
                                                                                                                  -----------------

         Available Funds                                                                                            $15,112,419.45
                                                                                                                  =================

  III.   Amounts Payable on Distribution Date

         (i)(a)   Taxes due and unpaid with respect to the Trust
                  (not otherwise paid by OFL or the Servicer)                                                                $0.00

         (i)(b)   Outstanding Monthly Advances (not otherwise reimbursed
                  to Servicer and to be reimbursed on the Distribution Date)                                                 $0.00

         (i)(c)   Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                            $0.00

         (ii)     Accrued and unpaid fees (not otherwise paid by OFL or the
                  Servicer):
                      Owner Trustee                                                                    $0.00
                      Administrator                                                                    $0.00
                      Indenture Trustee                                                                $0.00
                      Indenture Collateral Agent                                                       $0.00
                      Lockbox Bank                                                                     $0.00
                      Custodian                                                                        $0.00
                      Backup Servicer                                                                  $0.00
                      Collateral Agent                                                                 $0.00                 $0.00
                                                                                            -----------------

         (iii)(a) Basic Servicing Fee (not otherwise paid to Servicer)                                                 $380,116.25

         (iii)(b) Supplemental Servicing Fees (not otherwise paid to Servicer)                                               $0.00

         (iii)(c) Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise
                  reimbursed to Servicer)                                                                                    $0.00

         (iv)     Class A-1 Interest Distributable Amount                                                                    $0.00
                  Class A-2 Interest Distributable Amount                                                              $311,120.15
                  Class A-3 Interest Distributable Amount                                                              $701,604.17
                  Class A-4 Interest Distributable Amount                                                              $530,000.00
                  Class A-5 Interest Distributable Amount                                                              $277,750.00

         (v)     Noteholders' Principal Distributable Amount

                      Payable to Class A-1 Noteholders                                                                       $0.00
                      Payable to Class A-2 Noteholders                                                              $11,360,496.78
                      Payable to Class A-3 Noteholders                                                                       $0.00
                      Payable to Class A-4 Noteholders                                                                       $0.00
                      Payable to Class A-5 Noteholders                                                                       $0.00

        (vii)     Unpaid principal balance of the Class A-1 Notes after deposit to the Note Distribution Account of any funds in the Spread
                  Account Class A-1 Holdback Subaccount (applies only on the
                  Class A-1 Final Scheduled Distribution Date)                                                               $0.00

        (ix)      Amounts owing and not paid to Security Insurer under Insurance
                  Agreement                                                                                                  $0.00
                                                                                                                  -----------------

                  Total amounts payable on Distribution Date                                                        $13,561,087.34
                                                                                                                  =================


                                 Page 2 (1998-B)

  IV.    Calculation of Credit Enhancement Fee ("Spread Account Deposit");
         withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
         Account Shortfall and Class A-1 Maturity Shortfall

         Spread Account deposit:

                 Amount of excess, if any, of Available Funds over total amounts payable (or amount of such excess up to the Spread Account
                    Maximum Amount)                                                                                  $1,551,332.10

         Reserve Account Withdrawal on any Determination Date:

                 Amount of excess, if any, of total amounts payable over
                     Available Funds (excluding amounts payable under item
                     (vii) of Section III)                                                                                   $0.00

                 Amount available for withdrawal from the Reserve Account
                    (excluding the Spread Account Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the
                    Reserve Account and the Requisite Reserve Amount (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in
                    respect of transfers of Subsequent Receivables)                                                          $0.00

                 (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture
                    Trustee from the Reserve Account (excluding the Spread
                    Account Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                 Amount of withdrawal, if any, from the Reserve Account                                                      $0.00

        Reserve Account Withdrawal on Determination Date for Class A-1 Final
           Scheduled Distribution Date:

                    Amount by which (a) the remaining principal balance of the
                    Class A-1 Notes exceeds (b) Available Funds after payment
                    of amounts set forth in item (v) of Section III                                                          $0.00

                    Amount available in the Class A-1 Holdback Subaccount                                                    $0.00

                    (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Spread Account
                    Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Spread Account Class A-1
                    Holdback Subaccount, and deposited in the Note Distribution
                    Account for payment to the Class A-1 Noteholders)

                    Amount of withdrawal, if any, from the Spread Account Class
                    A-1 Holdback Subaccount                                                                                  $0.00

         Deficiency Claim Amount:

                 Amount of excess, if any, of total amounts payable over
                 funds available for withdrawal from Reserve Amount, the
                 Spread Account Class A-1 Holdback Subaccount and Available
                 Funds                                                                                                       $0.00

                 (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Spread Account Class A-1 Holdback Subaccount)

         Pre-Funding Account Shortfall:

                 Amount of excess, if any, on the Distribution Date on or
                 immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
                 Prepayment Amount, the Class A-3 Prepayment Amount, the Class
                 A-4 Prepayment Amount, the Class A-5 Prepayment Amount over
                 (b) the amount on deposit in the Pre-Funding Account                                                        $0.00

         Class A-1 Maturity Shortfall:

                 Amount of excess, if any, on the Class A-1 Final Scheduled
                 Distribution Date, of (a) the unpaid principal balance of the
                 Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of
                 Section III or pursuant to a withdrawal from the Spread Account
                 Class A-1 Holdback Subaccount.                                                                              $0.00

         (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
         Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
         A-1 Maturity Shortfall.)


                                 Page 3 (1998-B)

    V.   Collected Funds

         Payments Received:
                      Supplemental Servicing Fees                                                      $0.00
                      Amount allocable to interest                                              4,794,235.49
                      Amount allocable to principal                                             8,954,342.48
                      Amount allocable to Insurance Add-On Amounts                                     $0.00
                      Amount allocable to Outstanding Monthly Advances
                         (reimbursed to the Servicer prior to deposit in the
                          Collection Account)                                                          $0.00
                                                                                            -----------------

         Total Payments Received                                                                                    $13,748,577.97

         Liquidation Proceeds:
                      Gross amount realized with respect to Liquidated
                         Receivables                                                            1,239,762.88

                      Less: (i) reasonable expenses incurred by Servicer
                         in connection with the collection of such Liquidated
                         Receivables and the repossession and disposition
                         of the related Financed Vehicles and (ii) amounts
                         required to be refunded to Obligors on such Liquidated
                         Receivables                                                              (29,004.23)
                                                                                            -----------------

         Net Liquidation Proceeds                                                                                    $1,210,758.65

         Allocation of Liquidation Proceeds:
                      Supplemental Servicing Fees                                                      $0.00
                      Amount allocable to interest                                                     $0.00
                      Amount allocable to principal                                                    $0.00
                      Amount allocable to Insurance Add-On Amounts                                     $0.00
                      Amount allocable to Outstanding Monthly Advances
                         (reimbursed to the Servicer prior to deposit in the
                          Collection Account)                                                          $0.00                 $0.00
                                                                                            -----------------     -----------------

         Total Collected Funds                                                                                      $14,959,336.62
                                                                                                                  =================

   VI.   Purchase Amounts Deposited in Collection Account

         Purchase Amounts - Warranty Receivables                                                                             $0.00
                      Amount allocable to interest                                                     $0.00
                      Amount allocable to principal                                                    $0.00
                      Amount allocable to Outstanding Monthly Advances
                         (reimbursed to the Servicer prior to deposit in the
                          Collection Account)                                                          $0.00

         Purchase Amounts - Administrative Receivables                                                                       $0.00
                      Amount allocable to interest                                                     $0.00
                      Amount allocable to principal                                                    $0.00
                      Amount allocable to Outstanding Monthly Advances
                         (reimbursed to the Servicer prior to deposit in the
                          Collection Account)                                                          $0.00
                                                                                            -----------------

         Total Purchase Amounts                                                                                              $0.00
                                                                                                                  =================

  VII.   Reimbursement of Outstanding Monthly Advances

         Outstanding Monthly Advances                                                                                  $472,137.55

         Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                      Payments received from Obligors                                           ($234,053.85)
                      Liquidation Proceeds                                                             $0.00
                      Purchase Amounts - Warranty Receivables                                          $0.00
                      Purchase Amounts - Administrative Receivables                                    $0.00
                                                                                            -----------------

         Outstanding Monthly Advances to be netted against Monthly
            Advances for the current Monthly Period                                                                   ($234,053.85)

         Outstanding Monthly Advances to be reimbursed out of
            Available Funds on the Distribution Date                                                                  ($234,053.85)

         Remaining Outstanding Monthly Advances                                                                        $238,083.70

         Monthly Advances - current Monthly Period                                                                     $327,913.11
                                                                                                                  -----------------

         Outstanding Monthly Advances - immediately following the Distribution
           Date                                                                                                        $565,996.81
                                                                                                                  =================


                                 Page 4 (1998-B)

 VIII.   Calculation of Interest and Principal Payments

         A.  Calculation of Principal Distribution Amount

             Payments received allocable to principal                                                                $8,954,342.48
             Aggregate of Principal Balances as of the Accounting Date of all
                Receivables that became Liquidated Receivables
                during the Monthly Period                                                                            $2,406,154.30
             Purchase Amounts - Warranty Receivables allocable to principal                                                  $0.00
             Purchase Amounts - Administrative Receivables allocable to principal                                            $0.00
             Amounts withdrawn from the Pre-Funding Account                                                                  $0.00
             Cram Down Losses                                                                                                $0.00
                                                                                                                  -----------------

         Principal Distribution Amount                                                                              $11,360,496.78
                                                                                                                  =================

         B.  Calculation of Class A-1 Interest Distributable Amount

             Class A-1 Monthly Interest Distributable Amount:

             Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-1 Noteholders on such Distribution Date)                       $0.00

             Multiplied by the Class A-1 Interest Rate                                                5.6275%

             Multiplied by actual days in the period or in the case of the first
                Distribution Date, by 22/360                                                      0.08611111                 $0.00
                                                                                            -----------------

             Plus any unpaid Class A-1 Interest Carryover Shortfall                                                          $0.00
                                                                                                                  -----------------

             Class A-1 Interest Distributable Amount                                                                         $0.00
                                                                                                                  =================

         C.  Calculation of Class A-2 Interest Distributable Amount

             Class A-2 Monthly Interest Distributable Amount:

             Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-2 Noteholders on such Distribution Date)              $62,411,610.81

             Multiplied by the Class A-2 Interest Rate                                                 5.789%

             Multiplied by actual days in the period or in the case of the first
                Distribution Date, by 22/360                                                      0.08611111           $311,120.15
                                                                                            -----------------

             Plus any unpaid Class A-2 Interest Carryover Shortfall                                                              -
                                                                                                                  -----------------

             Class A-2 Interest Distributable Amount                                                                   $311,120.15
                                                                                                                  =================

         D.  Calculation of Class A-3 Interest Distributable Amount

             Class A-3 Monthly Interest Distributable Amount:

             Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-3 Noteholders on such Distribution Date)             $141,500,000.00

             Multiplied by the Class A-3 Interest Rate                                                 5.950%

             Multiplied by 1/12 or in the case of the first Distribution Date,
                by 22/360                                                                         0.08333333           $701,604.17
                                                                                            -----------------

             Plus any unpaid Class A-3 Interest Carryover Shortfall                                                          $0.00
                                                                                                                  -----------------

             Class A-3 Interest Distributable Amount                                                                   $701,604.17
                                                                                                                  =================

         E.  Calculation of Class A-4 Interest Distributable Amount

             Class A-4 Monthly Interest Distributable Amount:

             Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-4 Noteholders on such Distribution Date)             $106,000,000.00

             Multiplied by the Class A-4 Interest Rate                                                 6.000%

             Multiplied by 1/12 or in the case of the first Distribution Date,
                by 22/360                                                                         0.08333333           $530,000.00
                                                                                            -----------------

             Plus any unpaid Class A-4 Interest Carryover Shortfall                                                          $0.00
                                                                                                                  -----------------

             Class A-4 Interest Distributable Amount                                                                   $530,000.00
                                                                                                                  =================


                                 Page 5 (1998-B)

F.  Calculation of Class A-5 Interest Distributable Amount

         Class A-5 Monthly Interest Distributable Amount:

         Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
            of principal to Class A-5 Noteholders on such Distribution Date)                  $55,000,000.00

         Multiplied by the Class A-5 Interest Rate                                                     6.060%

         Multiplied by 1/12 or in the case of the first Distribution Date,
            by 22/360                                                                             0.08333333           $277,750.00
                                                                                            -----------------

         Plus any unpaid Class A-5 Interest Carryover Shortfall                                                              $0.00
                                                                                                                  -----------------

         Class A-5 Interest Distributable Amount                                                                       $277,750.00
                                                                                                                  =================


G.  Calculation of Noteholders' Interest Distributable Amount

         Class A-1 Interest Distributable Amount                                                       $0.00
         Class A-2 Interest Distributable Amount                                                 $311,120.15
         Class A-3 Interest Distributable Amount                                                 $701,604.17
         Class A-4 Interest Distributable Amount                                                 $530,000.00
         Class A-5 Interest Distributable Amount                                                 $277,750.00

         Noteholders' Interest Distributable Amount                                                                  $1,820,474.31
                                                                                                                  =================

H.  Calculation of Noteholders' Principal Distributable Amount:

         Noteholders' Monthly Principal Distributable Amount:

         Principal Distribution Amount                                                        $11,360,496.78

         Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution
            Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the
            preceding Distribution Date minus that portion of the Principal
            Distribution Amount applied to retire the Class A-1 Notes and (iii)
            for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the Aggregate
            Principal Balance (plus any funds remaining on deposit in the
            Pre-Funding Account) as of the Accounting Date for the preceding
            Distribution Date)                                                                        100.00%       $11,360,496.78
                                                                                            -----------------


         Unpaid Noteholders' Principal Carryover Shortfall                                                                   $0.00
                                                                                                                  -----------------

         Noteholders' Principal Distributable Amount                                                                $11,360,496.78
                                                                                                                  =================

I.  Application of Noteholders' Principal Distribution Amount:

         Amount of Noteholders' Principal Distributable Amount payable to Class
         A-1 Notes (equal to entire Noteholders' Principal Distributable Amount
         until the principal balance of the Class A-1 Notes is reduced to zero)                                              $0.00
                                                                                                                  =================

         Amount of Noteholders' Principal Distributable Amount payable to Class
         A-2 Notes (no portion of the Noteholders' Principal Distributable
         Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to the
         entire Noteholders' Principal Distributable Amount)                                                        $11,360,496.78
                                                                                                                  =================


                                 Page 6 (1998-B)

  IX.    Pre-Funding Account

         A.  Withdrawals from Pre-Funding Account:

         Amount on deposit in the Pre-Funding Account as of the preceding
            Distribution Date or, in the case of the first Distribution Date, as of the Closing Date

                                                                                                                             $9.37

                                                                                                                  -----------------

                                                                                                                             $9.37
                                                                                                                  =================

         Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent
            Transfer Date (an amount equal to (a) $0 (the aggregate Principal
            Balance of Subsequent Receivables transferred to the Trust) plus (b)
            $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the
            Pre-Funded Amount after giving effect to transfer of
            Subsequent Receivables over (ii) $0))                                                                            $0.00

         Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
            Account has been reduced to $100,000 or less as of the Distribution
            Date (see B below)                                                                                               $0.00
                                                                                                                  -----------------

         Amount remaining on deposit in the Pre-Funding Account after
            Distribution Date
                                                                                                       $9.37
                                                                                            -----------------
                                                                                                                             $9.37
                                                                                                                  =================


         B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

         Amount withdrawn from the Pre-Funding Account as a result of the
            Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period or the Pre-Funded Amount being reduced to $100,000 or less on any
            Distribution Date                                                                                                $0.00

         Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
            Distribution Date)                                                                                               $0.00

         Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
            Distribution Date)                                                                                               $0.00

         Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
            Distribution Date)                                                                                               $0.00

         Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
            Distribution Date)                                                                                               $0.00

         Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
            Distribution Date)                                                                                               $0.00


         C.  Prepayment Premiums:

         Class A-1 Prepayment Premium                                                                                        $0.00
         Class A-2 Prepayment Premium                                                                                        $0.00
         Class A-3 Prepayment Premium                                                                                        $0.00
         Class A-4 Prepayment Premium                                                                                        $0.00
         Class A-5 Prepayment Premium                                                                                        $0.00


                                 Page 7 (1998-B)

   X.    Reserve Account

         Requisite Reserve Amount:

         Portion of Requisite Reserve Amount calculated with respect to Class
            A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,
            Class A-5 Notes,

                Product of (x) weighted average of the Class A-1, A-2, A-3, A-4, and A-5 Interest Rate (based on outstanding Class A-1, A-2, A-3,
                A-4, and A-5 principal balance), divided by 360                                       0.0000%
                (y) (the Pre-Funded Amount on such Distribution Date)                                   0.00
                (z) (the number of days until the May 1998 Distribution Date))                             0                 $0.00

                Less the product of (x) 2.5% divided by 360,                                            0.00%
                (y) the Pre-Funded Amount on such Distribution Date and,                                0.00
                (z) the number of days until the May 1998 Distribution Date                                0                 $0.00
                                                                                                                  -----------------


         Requisite Reserve Amount                                                                                            $0.00
                                                                                                                  =================

         Amount on deposit in the Reserve Account (other than the Spread Account
            Class A-1 Holdback Subaccount) as of the preceding Distribution Date or, in the case of the first Distribution Date, as of the Closing
            Date                                                                                                             $0.00

         Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Spread Account Class
            A-1 Holdback Subaccount) (which excess is to be deposited by the
            Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
            Receivables)                                                                                                     $0.00

         Less: the excess, if any, of the amount on deposit in the Reserve
            Account (other than the Spread Account Class A-1 Holdback
            Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee from amounts withdrawn from the
            Pre-Funding Account in respect of transfers of Subsequent
            Receivables)                                                                                                     $0.00

         Less: withdrawals from the Reserve Account (other than the Spread
            Account Class A-1 Holdback Subaccount) to cover the excess, if any,
            of total amount payable over Available Funds (see IV above)                                                      $0.00
                                                                                                                  -----------------

         Amount remaining on deposit in the Reserve Account (other than the
            Spread Account Class A-1 Holdback Subaccount) after the Distribution
            Date                                                                                                             $0.00
                                                                                                                  =================

  XI.    Spread Account Class A-1 Holdback Subaccount:

         Class A-1 Holdback Amount:

         Class A-1 Holdback Amount as of preceding Distribution Date or the
            Closing Date, as applicable,                                                                                     $0.00

         Plus deposit to the Spread Account Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool
            Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution Date or on a
            Subsequent Transfer Date preceding the Distribution Date))                                                           0

         Less withdrawal, if any, of amount from the Spread Account Class A-1
            Holdback Subaccount to cover a Class A-1 Maturity Shortfall (see
            IV above)                                                                                                        $0.00

         Less withdrawal, if any, of amount remaining in the Spread Account
            Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled
            Maturity Date after giving effect to any payment out of the Spread
            Account Class A-1 Holdback Subaccount to cover a Class A-1 Maturity
            Shortfall (amount of withdrawal to be released by the Indenture
            Trustee)                                                                                                         $0.00
                                                                                                                  -----------------

         Spread Account Class A-1 Holdback Subaccount immediately following the
            Distribution Date                                                                                                $0.00
                                                                                                                  =================


                                 Page 8 (1998-B)

  XII.   Calculation of Servicing Fees

         Aggregate Principal Balance as of the first day of the Monthly Period   $364,911,601.44
         Multiplied by Basic Servicing Fee Rate                                             1.25%
         Multiplied by months per year                                                0.08333333
                                                                                 ---------------

         Basic Servicing Fee                                                                       $380,116.25

         Less: Backup Servicer Fees                                                                      $0.00

         Supplemental Servicing Fees                                                                     $0.00
                                                                                                   ------------

         Total of Basic Servicing Fees and Supplemental Servicing Fees                                                  $380,116.25
                                                                                                                   =================

 XIII.   Information for Preparation of Statements to Noteholders

         a.      Aggregate principal balance of the Notes as of first day of
                    Monthly Period
                      Class A-1 Notes                                                                                         $0.00
                      Class A-2 Notes                                                                                $62,411,610.81
                      Class A-3 Notes                                                                               $141,500,000.00
                      Class A-4 Notes                                                                               $106,000,000.00
                      Class A-5 Notes                                                                                $55,000,000.00

         b.      Amount distributed to Noteholders allocable to principal
                      Class A-1 Notes                                                                                         $0.00
                      Class A-2 Notes                                                                                $11,360,496.78
                      Class A-3 Notes                                                                                         $0.00
                      Class A-4 Notes                                                                                         $0.00
                      Class A-5 Notes                                                                                         $0.00

         c.      Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                      Class A-1 Notes                                                                                         $0.00
                      Class A-2 Notes                                                                                $51,051,114.03
                      Class A-3 Notes                                                                               $141,500,000.00
                      Class A-4 Notes                                                                               $106,000,000.00
                      Class A-5 Notes                                                                                $55,000,000.00

         d.      Interest distributed to Noteholders

                      Class A-1 Notes                                                                                         $0.00
                      Class A-2 Notes                                                                                   $311,120.15
                      Class A-3 Notes                                                                                   $701,604.17
                      Class A-4 Notes                                                                                   $530,000.00
                      Class A-5 Notes                                                                                   $277,750.00

         e.      1.  Class A-1 Interest Carryover Shortfall, if any
                     (and change in amount from preceding statement)                                                          $0.00
                 2.  Class A-2 Interest Carryover Shortfall, if any
                     (and change in amount from preceding statement)                                                          $0.00
                 3.  Class A-3 Interest Carryover Shortfall, if any
                     (and change in amount from preceding statement)                                                          $0.00
                 4.  Class A-4 Interest Carryover Shortfall, if any
                     (and change in amount from preceding statement)                                                          $0.00
                 5.  Class A-5 Interest Carryover Shortfall, if any
                     (and change in amount from preceding statement)                                                          $0.00

         f.      Amount distributed payable out of amounts withdrawn from or pursuant to:
                 1.  Reserve Account                                                                     $0.00
                 2.  Spread Account Class A-1 Holdback Subaccount                                        $0.00
                 3.  Claim on the Note Policy                                                            $0.00

         g.      Remaining Pre-Funded Amount                                                                                  $9.37

         h.      Remaining Reserve Amount                                                                                     $0.00

         i.      Amount on deposit on Spread Account Class A-1 Holdback
                 Subaccount                                                                                                   $0.00

         j.      Prepayment amounts

                      Class A-1 Prepayment Amount                                                                             $0.00
                      Class A-2 Prepayment Amount                                                                             $0.00
                      Class A-3 Prepayment Amount                                                                             $0.00
                      Class A-4 Prepayment Amount                                                                             $0.00
                      Class A-5 Prepayment Amount                                                                             $0.00

         k.      Prepayment Premiums

                      Class A-1 Prepayment Premium                                                                            $0.00
                      Class A-2 Prepayment Premium                                                                            $0.00
                      Class A-3 Prepayment Premium                                                                            $0.00
                      Class A-4 Prepayment Premium                                                                            $0.00
                      Class A-5 Prepayment Premium                                                                            $0.00

         l.      Total of Basic Servicing Fee, Supplemental Servicing Fees and
                    other fees, if any, paid by the Trustee on behalf of the
                    Trust                                                                                               $380,116.25

         m.      Note Pool Factors (after giving effect to distributions on the
                    Distribution Date)
                      Class A-1 Notes                                                                                    0.00000000
                      Class A-2 Notes                                                                                    0.27154848
                      Class A-3 Notes                                                                                    1.00000000
                      Class A-4 Notes                                                                                    1.00000000
                      Class A-5 Notes                                                                                    1.00000000


                                 Page 9 (1998-B)

  XVI.   Pool Balance and Aggregate Principal Balance

                 Original Pool Balance at beginning of Monthly Period                                            $549,999,990.63
                 Subsequent Receivables                                                                                        -
                                                                                                                -----------------
                 Original Pool Balance at end of Monthly Period                                                  $549,999,990.63
                                                                                                                =================

                 Aggregate Principal Balance as of preceding Accounting Date                                     $364,911,601.44
                 Aggregate Principal Balance as of current Accounting Date                                       $353,551,104.66


                          Monthly Period Liquidated Receivables                        Monthly Period Administrative Receivables
                             Loan #                   Amount                               Loan #                        Amount
                             ------                   ------                               ------                        ------
                      see attached listing         2,406,154.30              see attached listing                              -
                                                          $0.00                                                            $0.00
                                                          $0.00                                                            $0.00
                                                  -------------                                                            -----
                                                  $2,406,154.30                                                            $0.00
                                                  =============                                                            =====


 XVIII.  Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of all
            Receivables delinquent more than 30 days with respect to all or any
            portion of a Scheduled Payment as of the Accounting Date                         26,514,460.52

         Aggregate Principal Balance as of the Accounting Date                             $353,551,104.66
                                                                                           ----------------

         Delinquency Ratio                                                                                            7.49947042%
                                                                                                                      ===========





       IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                       ARCADIA  FINANCIAL  LTD.

                                       By:
                                           -----------------------------------
                                       Name: Scott R. Fjellman
                                             ---------------------------------
                                       Title: Vice President / Securitization
                                              --------------------------------


                                Page 10 (1998-B)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - B

                             PERFORMANCE INFORMATION

                 FOR THE MONTHLY PERIOD ENDING OCTOBER 31, 1999



   I.    ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                       $550,000,000

                 AGE OF POOL (IN MONTHS)                                                  17

  II.    Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of all
            Receivables delinquent more than 30 days with respect to all or
            any portion of a Scheduled Payment as of the Accounting Date                          $26,514,460.52

         Aggregate Principal Balance as of the Accounting Date                                   $353,551,104.66
                                                                                                 ----------------

         Delinquency Ratio                                                                                              7.49947042%
                                                                                                                    ===============


 III.    Average Delinquency Ratio

         Delinquency ratio - current Determination Date                                               7.49947042%

         Delinquency ratio - preceding Determination Date                                             6.29418639%

         Delinquency ratio - second preceding Determination Date                                      5.38764821%
                                                                                                 ----------------


         Average Delinquency Ratio                                                                                      6.39376834%
                                                                                                                    ===============


  IV.    Default Rate

         Cumulative balance of defaults as of the preceding Accounting Date                                         $33,233,962.61

         Add:       Sum of Principal Balances (as of the Accounting Date) of
                      Receivables that became Liquidated Receivables during the
                      Monthly Period or that became Purchased Receivables during
                      Monthly Period (if delinquent more than 30 days with
                      respect to any portion of a Scheduled Payment at time of
                      purchase)                                                                                      $2,406,154.30
                                                                                                                    ---------------

         Cumulative balance of defaults as of the current Accounting Date                                           $35,640,116.91

                 Sum of Principal Balances (as of the Accounting Date)
                    of 90+ day delinquencies                                                        5,610,015.26

                                  Percentage of 90+ day delinquencies
                                     applied to defaults                                                  100.00%    $5,610,015.26
                                                                                                 ----------------   ---------------

         Cumulative balance of defaults and 90+ day delinquencies as of the
            current Accounting Date                                                                                 $41,250,132.17
                                                                                                                    ===============




   V.    Cumulative Default Rate as a % of Original Principal Balance (plus
           90+ day delinquencies)

         Cumulative Default Rate - current Determination Date                                          7.5000240%

         Cumulative Default Rate - preceding Determination Date                                        6.9246101%

         Cumulative Default Rate - second preceding Determination Date                                 6.3483069%


                                 Page 1 (1998-B)

   VI.   Net Loss Rate

         Cumulative net losses as of the preceding Accounting Date                                                 $14,746,873.12

         Add:       Aggregate of Principal Balances as of the Accounting Date
                       (plus accrued and unpaid interest thereon to the end of the
                       Monthly Period) of all Receivables that became Liquidated
                       Receivables or that became Purchased Receivables and that
                       were delinquent more than 30 days with respect to any
                       portion of a Scheduled Payment as of the Accounting Date                    $2,406,154.30
                                                                                                 ----------------

                 Liquidation Proceeds received by the Trust                                       ($1,210,758.65)   $1,195,395.65
                                                                                                 ----------------  ---------------

         Cumulative net losses as of the current Accounting Date                                                   $15,942,268.77

                 Sum of Principal Balances (as of the Accounting Date)
                    of 90+ day delinquencies                                                       $5,610,015.26

                                  Percentage of 90+ day delinquencies
                                     applied to losses                                                     50.00%   $2,805,007.63
                                                                                                 ----------------  ---------------

         Cumulative net losses and 90+ day delinquencies as of the current
            Accounting Date                                                                                        $18,747,276.40
                                                                                                                   ===============




  VII.   Cumulative Net Loss Rate as a % of Original Principal Balance (plus
            90+ day delinquencies)

         Cumulative Net Loss Rate - current Determination Date                                                          3.4085957%

         Cumulative Net Loss Rate - preceding Determination Date                                                        3.1222854%

         Cumulative Net Loss Rate - second preceding Determination Date                                                 2.8242117%



 VIII.   Classic/Premier Loan Detail
                                                               Classic                      Premier                     Total
                                                               -------                      -------                     -----

         Aggregate Loan Balance, Beginning                   272,456,701.26             $92,454,900.18            $364,911,601.44
           Subsequent deliveries of Receivables                                                                              0.00
           Prepayments                                        (2,437,527.32)               (994,831.97)             (3,432,359.29)
           Normal loan payments                               (4,009,086.80)             (1,512,896.39)             (5,521,983.19)
           Liquidated Receivables                             (1,942,978.38)               (463,175.92)             (2,406,154.30)
           Administrative and Warranty Receivables                     0.00                       0.00                       0.00
                                                            ---------------             --------------            ---------------
         Aggregate Loan Balance, Ending                     $264,067,108.76             $89,483,995.90            $353,551,104.66
                                                            ===============             ==============            ===============

         Delinquencies                                       $22,318,767.65               4,195,692.87             $26,514,460.52
         Recoveries                                             $933,337.73                $277,420.92              $1,210,758.65
         Net Losses                                            1,009,640.65                 185,755.00              $1,195,395.65


 VIII.   Other Information Provided to FSA

         A.      Credit Enhancement Fee information:

                 Aggregate Principal Balance as of the Accounting Date                     $353,551,104.66
                 Multiplied by:  Credit Enhancement Fee  (27.7 bp's) * (30/360)                     0.0231%
                                                                                           ----------------
                                 Amount due for current period                                                         $81,611.38
                                                                                                                    ==============


         B.      Dollar amount of loans that prepaid during the Monthly Period                                      $3,432,359.29
                                                                                                                    ==============

                 Percentage of loans that prepaid during the Monthly Period                                            0.97082409%
                                                                                                                    ==============


                                 Page 2 (1998-B)

   IX.   Spread Account Information                                                              $                       %

         Beginning Balance                                                                  $29,192,928.86            8.25706057%

         Deposit to the Spread Account                                                       $1,551,332.10            0.43878582%
         Spread Account Additional Deposit                                                           $0.00            0.00000000%
         Withdrawal from the Spread Account                                                   ($452,769.98)          -0.12806352%
         Disbursements of Excess                                                            ($2,143,644.77)          -0.60631822%
         Interest earnings on Spread Account                                                   $136,242.91            0.03853556%
                                                                                           ----------------         --------------

         Ending Balance                                                                     $28,284,089.12            8.00000000%
                                                                                           ================         ==============


         Specified Balance pursuant to Section 3.03 of the
              Spread Account Agreement among Olympic Financial Ltd.,
              Arcadia Receivables Finance Corp., Financial Security
              Assurance Inc. and Norwest Bank Minnesota, National Association               $28,284,089.12            8.00000000%
                                                                                           ================         =============


    X.   Trigger Events

         Cumulative Loss and Default Triggers as of March 1, 1998

         ---------------------------------------------------------------------------------------------------------------------

                          Loss                  Default                      Loss Event                Default Event
          Month       Performance             Performance                    of Default                 of Default
         ---------------------------------------------------------------------------------------------------------------------
            3            1.05%                    2.11%                         1.33%                      2.66%
            6            2.11%                    4.21%                         2.66%                      5.32%
            9            3.05%                    6.10%                         3.85%                      7.71%
           12            3.90%                    7.79%                         4.92%                      9.84%
           15            5.02%                   10.03%                         6.34%                     12.68%
           18            6.04%                   12.07%                         7.63%                     15.25%
           21            6.93%                   13.85%                         8.75%                     17.50%
           24            7.70%                   15.40%                         9.73%                     19.45%
           27            8.10%                   16.21%                        10.24%                     20.47%
           30            8.43%                   16.86%                        10.65%                     21.29%
           33            8.71%                   17.43%                        11.01%                     22.01%
           36            8.96%                   17.92%                        11.32%                     22.63%
           39            9.08%                   18.15%                        11.47%                     22.93%
           42            9.17%                   18.34%                        11.58%                     23.16%
           45            9.25%                   18.49%                        11.68%                     23.36%
           48            9.31%                   18.62%                        11.76%                     23.52%
           51            9.36%                   18.73%                        11.83%                     23.65%
           54            9.41%                   18.81%                        11.88%                     23.76%
           57            9.44%                   18.88%                        11.92%                     23.84%
           60            9.46%                   18.93%                        11.95%                     23.91%
           63            9.48%                   18.96%                        11.97%                     23.95%
           66            9.49%                   18.98%                        11.99%                     23.98%
           69            9.50%                   18.99%                        12.00%                     23.99%
           72            9.50%                   19.00%                        12.00%                     24.00%
         ---------------------------------------------------------------------------------------------------------------------


         Average Delinquency Ratio equal to or greater than 8.40%                                Yes________           No___X_____

         Cumulative Default Rate (see above table)                                               Yes________           No___X_____

         Cumulative Net Loss Rate (see above table)                                              Yes________           No___X_____

         Trigger Event that occurred as of a prior Determination Date
            is Deemed Cured as of current Determination Date                                     Yes________           No___X_____

   XI.   Insurance Agreement Events of Default

         To the knowledge of the Servicer, an Insurance Agreement
            Event of Default has occurred                                                        Yes________           No___X_____

         To the knowledge of the Servicer, a Capture Event has occurred and be continuing        Yes________           No___X_____

         To the knowledge of the Servicer, a prior Capture Event has been cured by
            a permanent waiver                                                                   Yes________           No___X_____




      IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                      ARCADIA  FINANCIAL  LTD.

                                      By:
                                          -------------------------------------
                                      Name:   Scott R. Fjellman
                                           ------------------------------------
                                      Title:  Vice President / Securitization
                                            -----------------------------------


                                 Page 3 (1998-B)